M a y 1 5 t h , 2 0 2 4 Full-Year FY 24 Results Exhibit 99.2

F U L L - Y E A R F Y 2 4 R E S U L T S Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic revenue growth, diluted EPS, and free cash flow; the Company’s ability to execute on its marketing and brand-building strategy and to maximize shareholder value; the Company’s expected growth, including with respect to consumption, online sales and international sales; the impact and timing of supply chain challenges; and the Company’s capital allocation strategy, including its pursuit of M&A and further reductions to leverage. Words such as “anticipate,” “continue,” “further,” “consistent,” “will,” “expect,” “focus,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the ability of the Company’s manufacturing operations and third party manufacturers and logistics providers and suppliers to meet demand for its products and to avoid inflationary cost increases and disruption as a result of labor shortages; the impact of economic and business conditions; consumer trends; consumer trends; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; fluctuating foreign exchange rates; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our May 14, 2024 earnings release in the “About Non-GAAP Financial Measures” section.

F U L L - Y E A R F Y 2 4 R E S U L T S Agenda for Today’s Discussion I. FY 24 and Performance Recap II. Diverse Portfolio Driving Growth III. Financial Strategy & Capital Allocation IV. The Road Ahead & FY 25 Outlook 3

F U L L - Y E A R F Y 2 4 R E S U L T S I. FY 24 and Performance Recap

Proven Strategy & Execution Delivered Strong FY 24 Results

FY 24 Sales Drivers

- Consistent performance in FY 24, with Organic Revenues[(1)] up slightly vs. PY
- Strong consumption growth; consumers continuing to seek out trusted brands
- Sales inhibited by temporary supply constraints late in Q4

Superior Earnings and FCF

- Gross Margin, Adj. EBITDA Margin[(3)] stable
- Adjusted EPS[(3)] flat vs. FY 23
- Leading FCF profile driving Free Cash Flow[(3)] generation

Disciplined Capital Allocation

- Disciplined capital allocation resulting in leverage of 2.8x[(4)]
- Continued to assess capital deployment opportunities

Prestige Consumer HEALTHCARE
FULL-YEAR FY 24 RESULTS
5

Continued Active Management of Supply Chain

Well-Established Long-Term Competencies

- Broad supply & sourcing is a key element of our strategy
- Have been managing 100+ global supply partners for many years, with long-term trusted relationships

Preparedness & Readiness

- Q4 supply challenges driven primarily by limited Eye Care supply
- Primary and secondary suppliers faced simultaneous operational interruptions
- Q4 supply chain constraints reaffirmed recent strategic manufacturing decisions

Long-Term Outlook

- Continue to execute on continuity strategy to ensure future readiness
- Working hand in hand with trusted suppliers to ensure essential supply
- Taking partnership approach in supporting third parties to ensure limited business impacts

Prestige Consumer HEALTHCARE

FULL-YEAR FY 24 RESULTS

6

Long-Term Proven Business Attributes Unchanged

Diverse Portfolio

Diverse portfolio of category leading brands



Oral Care
9%
Analgesics
10%
Cough / Cold
11%
Skin Care
12%
Eye & Ear Care
16%
GI
21%
Women's Health
21%

Brand Building

Brand-building enabling strong consumption across iconic portfolio



Capital Allocation

Lower leverage driving increased optionality around long-term capital allocation



Leverage(4)
5.0x
2.8x
FY 19
FY 24

Consistent Strategy & Execution Delivering Superior Performance: +6.1% 3-Year Revenue CAGR & +9.1% 3-Year Adjusted EPS(3) CAGR

FY 24 Revenues; Other OTC not shown (less than 1%)

Prestige Consumer HEALTHCARE

FULL-YEAR FY 24 RESULTS

7

F U L L - Y E A R F Y 2 4 R E S U L T S II. Diverse Portfolio Driving Growth

F U L L - Y E A R F Y 2 4 R E S U L T S Understanding Consumer Insights and Opportunity Flexible & Agile Brand Strategies Responsive to Consumer Needs E-Commerce Success through Investments Consumer-Driven New Product Development 1 2 3 4 9 Long-Term Performance Enabled by Brand-Building Strategy Resulting Long-Term Success Across Channels & Categories

F U L L - Y E A R F Y 2 4 R E S U L T S Numerous Drivers of Success Across Categories 10 Eye & Ear Care Skin Care GI Omnichannel Campaigns & Innovation Attuned to Consumer Needs Driving Consumption Growth

Brand-building Strategies Enabled by Flexible Marketing

summer's eve



SENSITIVE CARE
FOR DOWN THERE
NEW!
STAY
Effortlessly Odorless
Ultimate
ODOR PROTECTION
A Girl's Secret Best Friend
Great For On The Go
NEW!
VAGINAL ODOR?
Don't sweat it.
Ultimate
ODOR PROTECTION
BORIC ACID

- Full-funnel omnichannel campaign across entire consumer journey
- **New Summer's Eve Ultimate Odor Protection off to a strong start**

MONISTAT



You searched for
Severe itchy vag
Questionable discharge
Is my vagina ok
IS THIS THE END?
YEAST INFECTION SYMPTOMS GOT YOU SPIRALING?
SHOP NOW
CURE THAT.
MONISTAT that
MONISTAT 1
WHY CAN TAKING ANTIBIOTICS CAUSE YEAST INFECTIONS?
MONISTAT that

Monistat Maintain



MAINTAIN
MONISTAT
Boric Acid
VAGINAL SUPPOSITORIES
FEMININE CLEANSING WIPES

- Digital-first media campaign reminding women at or before their moment of need to ***"Monistat that"***
- New Monistat Maintain line extends trusted brand beyond yeast

Agile Marketing Strategy Positions Portfolio for Long-Term Success

Prestige Consumer HEALTHCARE
FULL-YEAR FY 24 RESULTS
11

F U L L - Y E A R F Y 2 4 R E S U L T S 52% 22% 13% 13% Attractive International Business Growing International PresenceKey Brands in Key Geographies % Intl. Revenue 21% F Y 21 – FY 24 3-Yr CAGR 5%+ Lo ng-Term G rowth Targ e t Sustained Revenue Growth Australia Singapore & ROW Key Brands Europe 11% FY 24 Y oY Growth * *Excludes currency effect LatAm 10% 11% ~14% ~15% FY 21 FY 22 FY 23 FY 24 +50%

Strong Online Growth via Strategic Conversion Campaigns

eCommerce POS Growth*

+8%

vs. FY 23

- Continued strong performance across all eCommerce partners

amazon | Walmart eCommerce | TARGET.com | instacart

Continuing to Upgrade User Experience

amazon


MONISTAT
Relieve yeast infection symptoms 4x faster than the leading RX pill*
Nix
Nix® has everything you need to treat & prevent lice!
Lice Treatments
Dramamine
DITCH NAUSEA

Engaging Content Driving Traffic & Conversion


Nix Ultra
Nix the Worry of Lice


Dramamine


MONISTAT
Get back to you faster.

*Retail sales as of 9.30.2023

Prestige Consumer HEALTHCARE

FULL-YEAR FY 24 RESULTS
13

F U L L - Y E A R F Y 2 4 R E S U L T S III. Financial Strategy & Capital Allocation

F U L L - Y E A R F Y 2 4 R E S U L T S Key Financial Results for Fourth Quarter and FY 24 Performance FY 24 FY 23 Dollar values in millions, except per share data. $277.0 $90.4 $1.02 $285.9 $97.5 $1.07 Revenue Adjusted EBITDA Adjusted EPS (3.1%) (7.3%) (4.7%) 15 Q 4 $1,125.4 $373.9 $4.21 $1,127.7 $378.1 $4.21 Revenue Adjusted EBITDA Adjusted EPS (0.2%) (1.1%) 0.0% (3) Revenue of $277.0 million, down 2.9% vs. PY Q4 on an organic basis(1) driven by supply chain Adjusted EPS(3) of $1.02 compared to $1.07 vs. Adjusted(3) PY Q4 Adjusted EBITDA(3) of $90.4 million compared to $97.5 million Adjusted(3) PY Q4 F u ll -Y e a r (3) (3) (3)

Financial Results for FY 24

	3 Months Ended			12 Months Ended		
	Q4 FY 24	Q4 FY 23	% Chg	FY 24	FY 23	% Chg
Total Revenue	$ 277.0	$ 285.9	(3.1%)	$ 1,125.4	$ 1,127.7	(0.2%)
Gross Profit	151.8	153.8	(1.3%)	624.4	625.3	(0.1%)
% Margin	54.8%	53.8%		55.5%	55.4%	
A&M	37.5	30.9	21.5%	153.3	145.1	5.7%
% Total Revenue	13.5%	10.8%		13.6%	12.9%	
G&A	26.5	27.7	(4.3%)	106.2	107.4	(1.1%)
% Total Revenue	9.6%	9.7%		9.4%	9.5%	
D&A (ex. COGS)	5.7	6.0	(5.4%)	22.6	25.1	(10.1%)
Adj. Operating Income[3]	$ 82.2	$ 89.2	(7.9%)	$ 342.4	$ 347.8	(1.5%)
% Margin	29.7%	31.2%		30.4%	30.8%	
Adj. Earnings Per Share[3]	$ 1.02	$ 1.07	(4.7%)	$ 4.21	$ 4.21	0.0%
Adj. EBITDA[3]	$ 90.4	$ 97.5	(7.3%)	$ 373.9	$ 378.1	(1.1%)
% Margin	32.6%	34.1%		33.2%	33.5%	

Dollar values in millions, except per share data
Amounts may not add due to rounding

Note: Adjusted numbers exclude FY23 impairments

FY 24 Comments

- Revenue up slightly vs. PY organically[1]
  - Broad & diverse portfolio driving growth in multiple categories
  - Strong e-commerce channel growth continued
  - Supply chain constraints inhibited Q4 performance
  - Strategic exit of private label ~1 point impact
- Gross Margin of 55.5% below expectations due to supply chain constraint
- A&M of 13.6% of Revenue and up in dollars, as expected
- G&A of 9.4% of Revenue
- Adjusted EPS[3] flat vs. PY

Prestige Consumer HEALTHCARE
FULL-YEAR FY 24 RESULTS
16

F U L L - Y E A R F Y 2 4 R E S U L T S Consistent, Strong Free Cash Flow Continued in FY 24 Robust Free Cash Flow Generation is Stable & Enables Flexible Capital Allocation Strategy 17 Adj. FY Free Cash Flow(3) & Net Leverage(4) Key Business Attributes Dollar values in millions $202 $207 $213 $254 $222 $239 5.0x 4.7x 4.2x 3.8x 3.3x 2.8x FY 19 FY 20 FY 21 FY 22 FY 23 FY 24 Low Capital Expenditures Needs Leading Margin Profile Long-Term Cash Tax Savings Ongoing Focus on Profitability

Disciplined Capital Allocation Approach as Flexibility Increases

Organic Long-**Term Algorithm…**

1 Invest in Current Brands to Drive Organic Growth

Anticipate $1 billion+ total Free Cash Flow(5) over the next four years enhancing shareholder value

2 **Pursue M&A That is Attractive to Shareholders**
Ample Capacity to Pursue Brands & Portfolios of Scale

3 **Strategic Share Repurchases**
Newly Announced $300 Million Authorization

4 **Further Deleveraging to Enhance Optionality**
Reducing Leverage Further Enables Opportunistic Capital Deployment

Prestige Consumer HEALTHCARE
FULL-YEAR FY 24 RESULTS
18

F U L L - Y E A R F Y 2 4 R E S U L T S IV. The Road Ahead & FY 25 Outlook

F U L L - Y E A R F Y 2 4 R E S U L T S FY 25 Outlook ◼ Remain well-positioned in dynamic macro environment ◼ Continue to emphasize brand-building on leading brands ◼ Revenues of $1,125 to $1,140 million — Organic growth of approximately 1% ex-FX — Anticipate supply disruptions to continue through first half but gradually improve in second half ◼ Diluted EPS of $4.40 to $4.46 ◼ Expect earnings growth to reaccelerate as supply challenges subside ◼ Free Cash Flow(5) of $240 million or more ◼ Cash flow supports newly-authorized $300 million share repurchase program ◼ Capital allocation decisions focused on maximizing shareholder value Top Line Trends Free Cash Flow & Allocation EPS 20

Robust Long-term Growth Algorithm Unchanged

Organic Long-Term Algorithm

Organic Growth[1] of 2.0% to 3.0%

+

High Free Cash Flow[3] Generation

6.0% to 8.0% EPS Growth

Proven & Repeatable M&A Strategy

Upside Potential →

Current Leverage Supports Additional Value Creating Capital Allocation Optionality

Proven Value Creation Strategy

PrestigeConsumer HEALTHCARE

FULL-YEAR FY 24 RESULTS

21

F U L L - Y E A R F Y 2 4 R E S U L T S Q&A

F U L L - Y E A R F Y 2 4 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated May 14, 2024 in the “About Non-GAAP Financial Measures” section. (2) Company consumption and market share are based on domestic IRI multi-outlet + C-Store retail sales for the period ending 3/24/24, retail sales data from other 3rd parties for certain untracked channels in North America for leading retailers, Australia consumption based on IMS data, and other international net revenues as a proxy for consumption. (3) Adjusted G&A, Adjusted Operating Income, Adjusted EPS, EBITDA & EBITDA Margin, Adjusted EBITDA & Adjusted EBITDA Margin, Adjusted Free Cash Flow, Free Cash Flow, and Net Debt are Non GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated May 14, 2024 in the “About Non GAAP Financial Measures” section. (4) Leverage ratio reflects net debt / covenant defined EBITDA. (5) Free Cash Flow for FY 25 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures. 23

Reconciliation Schedules

Organic Revenue Change

(In Thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
GAAP Total Revenues	$ 276,991	$ 285,869	$ 1,125,357	$ 1,127,725
Revenue Change	(3.1%)		(0.2%)	
Adjustments:				
Impact of foreign currency exchange rates	-	(580)	-	(4,284)
Total adjustments	$ -	$ (580)	$ -	$ (4,284)
Non-GAAP Organic Revenues	$ 276,991	$ 285,289	$ 1,125,357	$ 1,123,441
Non-GAAP Organic Revenue Change	(2.9%)		0.2%	

Adjusted EBITDA Margin

(In Thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
GAAP Net (Loss) Income	$ 49,458	$ (240,552)	$ 209,339	$ (82,306)
Interest expense, net	15,260	18,976	67,160	69,164
Provision for income taxes	17,864	(58,970)	66,686	(11,609)
Depreciation and amortization	7,843	7,863	30,675	32,625
Non-GAAP EBITDA	90,425	(272,683)	373,860	7,874
Non-GAAP EBITDA Margin	32.6%	(95.4%)	33.2%	0.7%
Adjustments:				
Goodwill and tradename impairment	-	370,217	-	370,217
Total adjustments	-	370,217	-	370,217
Non-GAAP Adjusted EBITDA	$ 90,425	$ 97,534	$ 373,860	$ 378,091
Non-GAAP Adjusted EBITDA Margin	32.6%	34.1%	33.2%	33.5%

Prestige Consumer HEALTHCARE
FULL-YEAR FY 24 RESULTS
24

Reconciliation Schedules (Continued)

Adjusted Net Income & Adjusted EPS

	Three Months Ended March 31,				Year Ended March 31,			
	2024		2023		2024		2023	
	Net Income	Adjusted EPS	Net Income	Adjusted EPS	Net Income	Adjusted EPS	Net Income	Adjusted EPS
(In Thousands, except per share data)								
GAAP Net (Loss) Income and Diluted EPS[(a)]	$ 49,458	$ 0.98	$(240,552)	$ (4.78)	$ 209,339	$ 4.17	$ (82,306)	$ (1.63)
Adjustments:								
Goodwill and tradename impairment	-	-	370,217	7.35	-	-	370,217	7.35
Tax impact of adjustments [(b)]	-	-	(88,852)	(1.76)	-	-	(88,852)	(1.76)
Normalized tax rate adjustment [(c)]	1,983	0.04	12,915	0.26	1,983	0.04	12,915	0.26
Total Adjustments	1,983	0.04	294,280	5.85	1,983	0.04	294,280	5.85
Non-GAAP Adjusted Net Income and Adjusted EPS	$ 51,441	$ 1.02	$ 53,728	$ 1.07	$ 211,322	$ 4.21	$ 211,974	$ 4.21

a) Reported GAAP is calculated using diluted shares outstanding. Diluted shares outstanding are 50,358 for the three months ended March 31, 2023 and 50,384 for the year ended March 31, 2023.

b) The income tax adjustments are determined using applicable rates in the taxing jurisdictions in which the above adjustments relate and includes both current and deferred income tax expense (benefit) based on the specific nature of the specific Non-GAAP performance measure.

c) Income tax adjustment to adjust for discrete income tax items.

Note: Amounts may not add due to rounding

Prestige Consumer HEALTHCARE
FULL-YEAR FY 24 RESULTS
25

F U L L - Y E A R F Y 2 4 R E S U L T S 26 Reconciliation Schedules (Continued) Adjusted Free Cash Flow Projected Free Cash Flow (In millions) Projected FY'25 GAAP Net Cash provided by operating activities 250$ Additions to property and equipment for cash (10) Projected Non-GAAP Free Cash Flow 240$ Three Months Ended March 31, Year Ended March 31, 2024 2023 2024 2023 (In Thousands) GAAP Net (Loss) Income 49,458$ (240,552)$ 209,339$ (82,306)$ Adjustments: Adjustments to reconcile net (loss) income to net cash provided by operating activities as shown in the Statement of Cash Flows 22,960 309,410 79,418 365,877 Changes in operating assets and liabilities as shown in the Statement of Cash Flows (5,511) (9,871) (39,831) (53,855) Total adjustments 17,449 299,539 39,587 312,022 GAAP Net cash provided by operating activities 66,907 58,987 248,926 229,716 Purchases of property and equipment (3,143) (2,558) (9,550) (7,784) Non-GAAP Free Cash Flow 63,764$ 56,429$ 239,376$ 221,932$

F U L L - Y E A R F Y 2 4 R E S U L T S 27 Reconciliation Schedules (Continued) Adjusted Net Income & Adjusted EPS Note: Amounts may not add due to rounding a) The income tax adjustments are determined using applicable rates in the taxing jurisdictions in which the above adjustments relate and includes both current and deferred income tax expense (benefit) based on the specific nature of the specific Non-GAAP performance measure. b) Income tax adjustment to adjust for discrete income tax items. Year Ended March 31, 2021 Net Income Adjusted EPS (In Thousands, except per share data) GAAP Net Income 164,682$ 3.25$ Adjustments: Loss on extinguishment of debt 12,327 0.24 Tax impact on adjustments (a) (2,986) (0.06) Normalized tax rate adjustment (b) (10,025) (0.20) Total adjustments (684) (0.01) Non-GAAP Adjusted Net Income and Adjusted EPS $163,998 3.24$

F U L L - Y E A R F Y 2 4 R E S U L T S 28 Reconciliation Schedules (Continued) Adjusted Free Cash Flow 2019 2020 2021 2022 GAAP Net Income (35,800)$ 142,281$ 164,682$ 205,381$ Adjustments Adjustments to reconcile net income to net cash provided by operating activities as shown in the statement of cash flows 233,400 66,041 76,523 65,487 Changes in operating assets and liabilities, net of effects from acquisitions as shown in the statement of cash flows (8,316) 8,802 (5,598) (10,946) Total adjustments 225,084 74,843 70,925 54,541 GAAP Net cash provided by operating activities 189,284 217,124 235,607 259,922 Purchases of property and equipment (10,480) (14,560) (22,243) (9,642) Non-GAAP Free Cash Flow 178,804 202,564 213,364 250,280 Integration, transition and other payments associated with acquisitions/divestitures 10,902 4,203 - 3,465 Additional income tax payments associated with divestitures 12,656 - - - Total adjustments 23,558 4,203 - 3,465 Non-GAAP Adjusted Free Cash Flow 202,362$ 206,767$ 213,364$ 253,745$